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EXHIBIT 10.11

State of California Kevin Shelly Secretary of State	File # 200335010121
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	ENDORSED—FILED in the office of the Secretary of State of the State of California
DEC 16 2003
A $70 filing fee must accompany this form.	KEVIN SHELLY SECRETARY OF STATE
IMPORTANT—Read instructions before completing this form.	This Space for Filing Use Only

1.	NAME OF LIMITED LIABILITY COMPANY (END THE NAME WITH WORDS "LIMITED LIABILITY COMPANY" OR THE ABBREVIATION "LLC" OR "L.L.C." Out of the Blue Productions, LLC

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITIES FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UN THE BEVERLY-KELLER LIMITED LIABILITY COMPANY ACT.

3.	CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS.
	☒	AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 4.
	☐	A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 5.
AGENT'S NAME: Jeff Cohen

4.	ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL:
	ADDRESS	329 North Wetherly Drive, Suite #206
	CITY Beverly Hills		STATE CA	ZIP CODE 90211

5.	THE LIMITED LIABILITY WILL BE MANAGED BY: (CHECK ONE)
	☐	ONE MANAGER
	☐	MORE THAN ONE MANAGER
	☒	ALL LIMITED LIABILITY COMPANY MEMBER(S)

6.	OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE.

7.	NUMBER OF PAGES ATTACHED, IF ANY:

8.	TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. (FOR THE INFORMATIONAL PURPOSES ONLY) Entertainment Production

9.	IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
	/s/ JEFF COHEN			12/12/2003
	SIGNATURE OF ORGANIZER			DATE
Jeff Cohen TYPE OR PRINT NAME OF ORGANIZER

10.	RETURN TO
[SEAL OF SECRETARY OF STATE]
	NAME	Jeff Cohen
	FIRM	Cohen & Gardner, LLP
	ADDRESS	320 North Wetherly Drive, Suite #206
	CITY/STATE	Beverly Hills, CA
	ZIP CODE	90211

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  EXHIBIT 10.11